SCHEDULE 14C INFORMATION
               INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


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[ ]   Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
|X|   Definitive Information Statement


                               SPORTS SOURCE, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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[ ]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

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      2)    Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4)    Proposed maximum aggregate value of transaction:

      5)    Total fee paid:

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

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                               SPORTS SOURCE, INC.
                    XICHENG INDUSTRIAL ZONE, LUOSHAN, XINYANG
                 HENAN PROVINCE, THE PEOPLE'S REPUBLIC OF CHINA

                              INFORMATION STATEMENT

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is first being mailed on or about October 31, 2006 to the holders of record of the common stock, par value $.001 (the "Common Stock") of Sports Source, Inc. ("we", "us" or the "Company") as of the close of business on October 3, 2006 (the "Record Date"). This Information Statement relates to certain actions taken by the written consent of the holders of a majority of the Company's outstanding Common Stock, dated October 11, 2006.

The written consent authorized, effective upon the 21st day following the mailing of this Information Statement to the Stockholders of the Company, the following:

(1) An amendment to the Company's Certificate of Incorporation to change our corporate name to "New Oriental Energy & Chemical Corp.", or such other similar name as may be available (the "Name Change Amendment"); and

(2) An amendment to the Company's Certificate of Incorporation to decrease the authorized number of shares of our Common Stock from 100,000,000 to 30,000,000 (the "Share Decrease Amendment" and together with the Name Change Amendment, the "Amendments").

This Information Statement is being furnished to you to provide you with material information concerning the actions taken in connection with the written consent in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated there under, including Regulation 14C. This Information Statement also constitutes notice under Section 228 of the DGCL of the action taken in connection with the written consent.

Only one Information Statement is being delivered to two or more security holders who share an address, unless the Company has received contrary instruction from one or more of the security holders. The Company will promptly deliver, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the Information Statement, or if in the future you would like to receive multiple copies of information or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct the Company, by writing to us at the address listed above, Attn: Wang Gui Quan.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Date: October 27, 2006

                                                     Wang Gui Quan,
                                                     Director and President


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                              INFORMATION STATEMENT

                                  INTRODUCTION


Our Board of Directors unanimously adopted the Amendments, and on October 11, 2006, we received the written consent, in lieu of a meeting of stockholders, from the holders of a majority of the shares of our voting stock approving these actions. No other votes were required to adopt the Amendments and none are being solicited hereunder. A copy of the Amendment to the Certificate of Incorporation is attached hereto as Exhibit A.

This Information Statement is first being mailed or furnished to stockholders on or about October 31, 2006, and the Amendments described herein will not become effective until at least 20 calendar days thereafter. We will pay all costs associated with the preparation and distribution of this Information Statement, including all mailing and printing expenses.

No security holders entitled to vote have transmitted any proposals to be acted upon by the Company.


                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                          VOTE OBTAINED - DELAWARE LAW

Under Delaware General Corporation Law (the "Delaware Law"), an amendment to our Certificate of Incorporation must be proposed by resolution of the Board of Directors and be approved of by stockholders holding shares entitling them to exercise at least a majority of the voting power of the company. Delaware Law provides that, unless otherwise provided in a corporation's Certificate of Incorporation or Bylaws, actions required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if a written consent thereto is signed by stockholders holding not less than at least a majority of the voting power of the company. In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors decided to obtain, and did in fact obtain, the written consent of the stockholder holding the requisite number of votes that would be necessary to authorize or take such action. Our Bylaws also permits action to be taken by the written consent of the stockholders holding not less than at least a majority of the voting power of the Company.


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                 AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION


Introduction

On October 11, 2006, our Board of Directors unanimously approved the Amendments and submitted such matter for stockholder approval. On October 11, 2006, James Tubbs, the stockholder holding a majority of our outstanding voting stock, acting by majority written consent, approved and ratified the Amendments. The Amendments will become effective upon filing with the Secretary of State of Delaware. It is anticipated that the foregoing will take place 20 calendar days after distribution of this Information Statement to our stockholders.

Authorization to Change Name

Purpose of the Name Change

Our Board of Directors has determined that it is in our best interests to change our name to one that would more accurately reflect our new business operations pursuant to our reverse merger on October 11, 2006 with Kinfair Holdings Limited. Consequently, the Board of Directors has recommended changing our name from "Sports Source, Inc." to "New Oriental Energy & Chemical Corp."

Effects of the Name Change

Changing our name will not have any effect on our corporate status, the rights of stockholders or the transferability of outstanding stock certificates. Outstanding stock certificates bearing the name "Sports Source, Inc." will continue to be valid and represent shares of "New Oriental Energy & Chemical Corp." following the name change. Our ticker (trading) symbol, which is currently "SPSI" and the CUSIP number of our stock will both change as a result of the name change. In the future, new stock certificates will be issued bearing our new name, but this will in no way affect the validity of your current stock certificates.

Effective Date

Under applicable federal securities laws, the Name Change Amendment cannot be effective until at least 20 calendar days after this Information Statement is sent or given to our stockholders. The Name Change Amendment will become effective upon filing with the Secretary of State of Delaware. It is anticipated that the foregoing will take place 20 calendar days after distribution of this Information Statement is mailed to our stockholders.


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

Decrease the Authorized Shares of Common Stock

Our Board of Directors and our majority stockholder have approved an amendment to our Certificate of Incorporation to decrease the number of authorized shares of Common Stock from 100,000,000 shares to 30,000,000 shares. The Share Decrease Amendment will be implemented by filing a Certificate of Amendment with the Secretary of State of the State of Delaware, attached hereto as Exhibit A.

Purposes of the Share Decrease Amendment

We are currently authorized to issue 100,000,000 shares of Common Stock. Our Board of Directors believes that a decrease in the number of authorized shares of Common Stock from 100,000,000 shares to 30,000,000 shares is in the Company's best interests because the Board of Directors believes that a decrease in the authorized number of shares of Common Stock of the Company will result in a capital structure that more accurately represents, and is more in conformance with, a realistic capital structure for a company of our size. Also, the Board of Directors does not foresee a need in the near term to issue numbers of shares approaching the amount currently authorized and unissued. Hence, the Board of Directors believes that the Company currently has more authorized shares of Common Stock than are useful. However, the decrease in authorized capital will still allow the Company to respond promptly and effectively to opportunities involving the issuance of shares of Common Stock.

Principal Effects of the Share Decrease Amendment

Upon the filing of the Certificate of Amendment with the Secretary of State of Delaware, the authorized shares of Common Stock of the Company shall decrease from 100,000,000 shares to 30,000,000 shares of Common Stock. The reduction in the authorized shares of Common Stock will not reduce or otherwise affect our presently outstanding shares.

Dissenters' Rights

Under Delaware Law, our stockholders are not entitled to dissenter's rights with respect to the actions set forth in this Information Statement or to demand appraisal of their shares as a result of the approval of any of these actions.


                               SECURITY OWNERSHIP

As of the date of October 11, 2006, there were 12,640,000 shares of voting stock issued and outstanding and entitled to vote, comprised entirely of shares of Common Stock. Each share of Common Stock and each share of preferred stock entitles its holder to one vote.

The following table sets forth certain information known to us regarding the beneficial ownership of our voting stock as of October 11, 2006, by (a) each beneficial owner of more than 5% of our voting stock, (b) our executive officers, (c) each of our directors, and (d) all of our directors and executive officers as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.


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

                                                     Amount of
                                               Beneficial Ownership   Percentage
Name and Address of Beneficial Owner*              After Closing       of Class
--------------------------------------------------------------------------------
Auto Chance International Limited                    7,500,000          59.34%
--------------------------------------------------------------------------------
Chen Si Qiang(1)                                     4,772,250             (7)
--------------------------------------------------------------------------------
David Tang                                                 -0-             -0-
--------------------------------------------------------------------------------
Wang Gui Quan(2)                                       675,000             (7)
--------------------------------------------------------------------------------
Zhou Dian Chang(3)                                     375,000             (7)
--------------------------------------------------------------------------------
Mai Xiao Fu(4)                                       1,125,000             (7)
--------------------------------------------------------------------------------
Yang Hong Tao(5)                                       276,375             (7)
--------------------------------------------------------------------------------
Yu Zhi Yang(6)                                         276,385             (7)
--------------------------------------------------------------------------------
Chen Ran                                                   -0-             -0-
--------------------------------------------------------------------------------
Li Dong Lai                                                -0-             -0-
--------------------------------------------------------------------------------
Wu Peng                                                    -0-             -0-
--------------------------------------------------------------------------------
Wang Xiang Fu                                              -0-             -0-
--------------------------------------------------------------------------------
All Directors and Officers as a Group (9 persons)    7,500,000          59.34%
--------------------------------------------------------------------------------
* Unless otherwise noted, the address is that of the Company's.

1. Through his position as a stockholder in Auto Chance International Limited, Chen Si Qiang has the power to dispose of or direct the disposition of the 4,772,250 shares of Common Stock he owns in Auto Chance International Limited. As a result, Chen Si Qiang may, under the rules of the Securities and Exchange Commission, be deemed to be the beneficial owner of the shares of Common Stock. Chen Si Qiang disclaims beneficial ownership of the shares of Common Stock reported as beneficially owned by him, except to the extent of his pecuniary interest as a stockholder of Auto Chance International Limited.

2. Through his position as a stockholder in Auto Chance International Limited, Wang Gui Quan has the power to dispose of or direct the disposition of the 675,000 shares of Common Stock he owns in Auto Chance International Limited. As a result, Wang Gui Quan may, under the rules of the Securities and Exchange Commission, be deemed to be the beneficial owner of the shares of Common Stock. Wang Gui Quan disclaims beneficial ownership of the shares of Common Stock reported as beneficially owned by him, except to the extent of his pecuniary interest as a stockholder of Auto Chance International Limited.

3. Through his position as a stockholder in Auto Chance International Limited, Zhou Dian Chang has the power to dispose of or direct the disposition of the 375,000 shares of Common Stock he owns in Auto Chance International Limited. As a result, Zhou Dian Chang may, under the rules of the Securities and Exchange Commission, be deemed to be the beneficial owner of the shares of Common Stock. Zhou Dian Chang disclaims beneficial ownership of the shares of Common Stock reported as beneficially owned by him, except to the extent of his pecuniary interest as a stockholder of Auto Chance International Limited.

4. Through his position as a stockholder in Auto Chance International Limited, Mai Xiao Fu has the power to dispose of or direct the disposition of the 1,125,000 shares of Common Stock he owns in Auto Chance International Limited. As a result, Mai Xiao Fu may, under the rules of the Securities and Exchange Commission, be deemed to be the beneficial owner of the shares of Common Stock. Mai Xiao Fu disclaims beneficial ownership of the shares of Common Stock reported as beneficially owned by him, except to the extent of his pecuniary interest as a stockholder of Auto Chance International Limited.


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

5. Through his position as a stockholder in Auto Chance International Limited, Yang Hong Tao has the power to dispose of or direct the disposition of the 276,375 shares of Common Stock he owns in Auto Chance International Limited. As a result, Yang Hong Tao may, under the rules of the Securities and Exchange Commission, be deemed to be the beneficial owner of the shares of Common Stock. Yang Hong Tao disclaims beneficial ownership of the shares of Common Stock reported as beneficially owned by him, except to the extent of his pecuniary interest as a stockholder of Auto Chance International Limited.

6. Through his position as a stockholder in Auto Chance International Limited, Yu Zhi Yang has the power to dispose of or direct the disposition of the 276,375 shares of Common Stock he owns in Auto Chance International Limited. As a result, Yu Zhi Yang may, under the rules of the Securities and Exchange Commission, be deemed to be the beneficial owner of the shares of Common Stock. Yu Zhi Yang disclaims beneficial ownership of the shares of Common Stock reported as beneficially owned by him, except to the extent of his pecuniary interest as a stockholder of Auto Chance International Limited.

7. Represents each individual's indirect ownership of the 7,500,000 shares of Auto Chance International Limited.

No officer or director will receive any direct or indirect benefit from the Company's proposed Amendments.


                             ADDITIONAL INFORMATION

      We are subject to the information and reporting requirements of the Exchange Act, and we file reports, proxy statements and other information with the SEC pursuant to the Securities Act. The public may read and copy any materials that we file with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that site is http://www.sec.gov.


BY ORDER OF THE BOARD OF DIRECTORS,
-----------------------------------
          Wang Gui Quan,
      Director and President


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

                                                                       Exhibit A

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION

                                       OF
                               SPORTS SOURCE, INC.


                         (Pursuant to Section 242 of the
                General Corporation Law of the State of Delaware)

Sports Source, Inc., a Delaware corporation, hereby certifies as follows:


      1. The name of the corporation (hereinafter called the "Corporation") is Sports Source, Inc. The date of the filing of the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation") with the Secretary of State of the State of Delaware was November 15, 2004.

      2. The Certificate of Incorporation, filed on November 15, 2004, is hereby amended to change the name of the Corporation to New Oriental Energy & Chemical Corp. by striking out Article FIRST thereof and by substituting in lieu of said Article FIRST, the following new Article
      FIRST:

            "FIRST: The name of this Corporation is "New Oriental Energy & Chemical Corp."

      3. The Certificate of Incorporation is hereby further amended by striking out Article FOURTH thereof and by substituting in lieu of Article FOURTH the following Article FOURTH:

            "FOURTH: The amount of total authorized capital stock of this Corporation shall be 40,000,000 shares, divided as follows: (i) 30,000,000 shares of Common Stock, with $0.001 par value (the "Common Stock"), and
      (ii) 10,000,000 shares of Preferred Stock, with $0.001 par value (the "Preferred Stock").

      4. The Amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of
      Section 242 of the General Corporation Law of the State of Delaware.


Signed this [___] day of November, 2006.


                                                     ------------------------
                                                     Wang Gui Quan, President


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